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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):              Commission File Number:
                     JUNE 30, 1999                                     1-10210

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                                  EGLOBE, INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                                13-3486421
       (State or other jurisdiction                     (IRS Employer
             of incorporation)                     Identification Number)


                   2000 PENNSYLVANIA AVENUE, N.W., SUITE 4800
                             WASHINGTON, D.C. 20008

              (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (303) 691-2115


          (Former name or former address, if changed since last report)

                                 NOT APPLICABLE

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                                  EGLOBE, INC.

ITEM 5            OTHER EVENTS

                  As of June 30, 1999, eGlobe, Inc. (the "Company") completed a $20 million long term financing with EXTL Investors LLC, which, together with its affiliates, is our largest stockholder ("EXTL Investors").

                  Interim April Loan. The recent financing is the second of two transactions with EXTL Investors under a Loan and Note Purchase Agreement entered into on April 9, 1999. In the first transaction in April 1999, the Company and its wholly owned subsidiary, eGlobe Financing Corporation, borrowed $7 million from EXTL Investors and the Company granted EXTL Investors warrants to purchase 500,000 shares of the Company's Common Stock at an exercise price of $.01 per share. This loan was repaid from the proceeds of the recent $20 million financing. An additional warrant to purchase 1,000,000 shares of the Company's Common Stock at an exercise price of $.01 per share, granted in connection with the first loan, expired upon the repayment of the first loan.

                  Recent $20 million Financing. As of June 30, 1999, the Loan and Note Purchase Agreement with EXTL Investors was amended to add two additional borrowers (IDX Financing Corporation and Telekey Financing Corporation), each of which is an indirect wholly owned subsidiary of the Company, and EXTL Investors purchased $20 million of 5% secured notes from eGlobe Financing, IDX Financing and Telekey Financing (collectively, the "Financing Companies"). As required by the Loan and Note Purchase Agreement, eGlobe Financing used proceeds of the $20 million financing to repay the $7 million April 1999 loan from EXTL Investors and approximately $8.4 million (including interest) of senior indebtedness to IDT Corporation. The Company granted EXTL Investors warrants to purchase 5,000,000 shares of the Company's Common Stock at an exercise price of $1.00 per share.

                  The 5% secured notes must be repaid in 36 specified monthly installments commencing on the first month following issuance, with the remaining unpaid principal and accrued interest being due in a lump sum with the last payment. The entire amount becomes due earlier if the Company completes an offering of debt or equity securities from which the Company receives net proceeds of at least $100 million (a "Qualified Offering"). The principal and interest of the 5% secured notes may be paid in cash. However, up to 50% of the original principal amount of the 5% secured notes may be paid in the Company's Common Stock at the Company's option if (1) the closing price of the Company's Common Stock on Nasdaq is $8.00 or more for any 15 consecutive trading days, (2) the Company closes a public offering of equity securities at a price of at least $5.00 per share and with gross proceeds to the Company of at least $30 million, or (3) the Company

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closes a Qualified Offering (at a price of at least $5.00 per share, in the case of an offering of equity securities).

                  The 5% secured notes are secured by substantially all of the equipment and other personal property of the Company and its subsidiaries and the accounts receivables of the Company and IDX. In order to provide such security arrangements, the Company and each of its subsidiaries transferred equipment and other personal property to the Financing Companies and the Company has agreed that it will and will cause its subsidiaries to transfer equipment and other personal property acquired after the closing date to the Financing Companies. The Company and its operating subsidiaries have guaranteed payment of the secured notes.

                  The Loan and Note Purchase Agreement with EXTL Investors contains several covenants which the Company believes are fairly customary for a note financing, including prohibitions on:

    o   mergers and sales of substantially all assets;

    o sales of material assets other than on an arm's length basis and in the ordinary course of business;

    o encumbering any of the Company's assets (except for certain permitted liens);

    o incurring or having outstanding indebtedness other than certain permitted debt (which includes certain existing debt and future equipment and facilities financing), or prepaying any subordinated indebtedness; or

    o paying any dividends or distributions on any class of the Company's capital stock (other than any dividend on outstanding preferred stock or additional preferred stock issued in the future) or repurchasing any shares of the Company's capital stock (subject to certain exceptions).

                  The Loan and Note Purchase Agreement with EXTL Investors contains several events of default, including:

    o non-payment of any principal or interest on the 5% secured notes, or non- payment of $250,000 or more on any other indebtedness (other than specified existing indebtedness;

    o failure to perform any obligation under the Loan and Note Purchase Agreement or related documents;

    o breach of any representation or warranty in the Loan and Note Purchase Agreement;


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    o   inability to pay debts as they become due, or  initiation  or consent to
        judicial   proceedings    relating   to   bankruptcy,    insolvency   or
        reorganization;

    o   dissolution or winding up, unless approved by EXTL Investors; and

    o final judgment ordering payment in excess of $250,000 which remains undismissed, undischarged or unstayed pending appeal for thirty days.

                  EXTL Investors also has agreed to make advances to the Financing Companies from time to time based upon eligible accounts receivables. These advances may not exceed (1) the lesser of 50% of eligible accounts receivable or (2) the aggregate amount of principal payments made by the
Financing Companies under the 5% secured notes. The eligible accounts receivables include the accounts receivables of the Company, the Financing Companies and IDX. The accounts receivables note is secured by the same security arrangements as the secured notes.

                  The terms of the Loan and Note Purchase Agreement with EXTL Investors, a side letter, Amendment No. 1 to Loan and Note Purchase Agreement, the $20 million Secured Note, the Security Agreement with the Financing Companies, the Security Agreement with the Company and IDX, the Guaranty and the Accounts Receivable Revolving Note are as set forth in Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively, and the terms of the warrants are set forth in the form of Warrant to purchase 5,000,000 shares of the Company's Common Stock attached hereto as Exhibit 4.1 in each case incorporated herein by reference. A copy of the press release, dated July 7, 1999, issued by the Company regarding the above described transaction is attached as Exhibit 99.1 hereto.

                  (c)      Exhibits.

4.1 Form of Warrant to purchase 5,000,000 shares of common stock of the Company issued to EXTL Investors LLC.

10.1 Loan and Note Purchase Agreement, dated April 9, 1999, between EXTL Investors LLC, eGlobe Financing Corporation and the Company (Incorporated by reference to Exhibit 10.16 in Annual Report on Form 10-K of the Company, for the period ended December 31, 1998).

10.2  Side letter,  dated June 16,  1999,  between  EXTL  Investors  LLC and the
      Company.

10.3 Amendment No. 1 to Loan and Note Purchase Agreement, dated June 30, 1999, between EXTL Investors LLC, eGlobe Financing Corporation, IDX Financing Corporation, Telekey Financing Corporation and the Company.

10.4  Form of  Secured  Promissory  Note in the  original  principal  amount  of


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      $20,000,000,  dated June 30, 1999, of eGlobe  Financing  Corporation,  IDX
      Financing Corporation and Telekey Financing Corporation payable to EXTL Investors LLC.


10.5  Security   Agreement,   dated  June  30,  1999,   among  eGlobe  Financing
      Corporation, IDX Financing Corporation and Telekey Financing Corporation payable to EXTL Investors LLC.

10.6  Security  Agreement,   dated  June  30,  1999,  among  eGlobe,  Inc.,  IDX
      International, Inc. and EXTL Investors LLC.

10.7 Guaranty, dated June 30, 1999, among eGlobe, Inc., IDX International, Inc. and EXTL Investors LLC.

10.8 Form of Accounts Receivable Revolving Credit Promissory Note in the original principal amount of up to $20,000,000, dated June 30, 1999, of eGlobe Financing Corporation, IDX Financing Corporation and Telekey Financing Corporation payable to EXTL Investors LLC.

99.1 Press Release, dated July 7, 1999, regarding the completion of the $20 million financing.










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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       eGLOBE, INC.

Date:  July 16, 1999                       By: /s/Graeme S.R. Brown
                                               -----------------------------
                                               Graeme S.R. Brown
                                               Associate General Counsel and
                                                 Assistant Secretary




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                                  EXHIBIT INDEX

Exhibit                 Description
-------                 -----------

4.1 Form of Warrant to purchase 5,000,000 shares of common stock of the Company issued to EXTL Investors LLC.

10.1 Loan and Note Purchase Agreement, dated April 9, 1999, between EXTL Investors LLC, eGlobe Financing Corporation and the Company (Incorporated by reference to Exhibit 10.16 in Annual Report on Form 10-K of the Company, for the period ended December 31, 1998).

10.2  Side letter,  dated June 16,  1999,  between  EXTL  Investors  LLC and the
      Company.

10.3 Amendment No. 1 to Loan and Note Purchase Agreement, dated June 30, 1999, between EXTL Investors LLC, eGlobe Financing Corporation, IDX Financing Corporation, Telekey Financing Corporation and the Company.

10.4 Form of Secured Promissory Note in the original principal amount of $20,000,000, dated June 30, 1999, of eGlobe Financing Corporation, IDX Financing Corporation and Telekey Financing Corporation payable to EXTL Investors LLC.

10.5  Security   Agreement,   dated  June  30,  1999,   among  eGlobe  Financing
      Corporation, IDX Financing Corporation and Telekey Financing Corporation payable to EXTL Investors LLC.

10.6  Security  Agreement,   dated  June  30,  1999,  among  eGlobe,  Inc.,  IDX
      International, Inc. and EXTL Investors LLC.

10.7 Guaranty, dated June 30, 1999, among eGlobe, Inc., IDX International, Inc. and EXTL Investors LLC.

10.8 Form of Accounts Receivable Revolving Credit Promissory Note in the original principal amount of up to $20,000,000, dated June 30, 1999, of eGlobe Financing Corporation, IDX Financing Corporation and Telekey Financing Corporation payable to EXTL Investors LLC.

99.1 Press Release, dated July 7, 1999, regarding the completion of the $20 million financing.

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